UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of principal executive offices)

Registrant’s telephone number, including area code: +44-1223-497400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2022, F-star Therapeutics, Inc., a Delaware corporation (the “Company”), invoX Pharma Limited, a private limited company organized under the laws of England and Wales (“Parent”), Fennec Acquisition Incorporated, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and Sino Biopharmaceutical Limited, a company organized under the laws of the Cayman Islands (“Guarantor”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

Under the terms of the Merger Agreement, Parent, through Purchaser, commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Company Shares”), at a price of $7.12 per Company Share (the “Offer Price”), net to the holder thereof, in cash, without interest, subject to any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 7, 2022, and in the related letter of transmittal (each as amended or supplemented).

The Offer, originally scheduled to expire on August 3, 2022, was extended, and expired at 5:00 p.m., Eastern Time, on March 8, 2023. According to Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), a total of 16,308,869 Company Shares were validly tendered and not validly withdrawn as of the expiration of the Offer, which represented approximately 74.1% of the then outstanding Company Shares. The condition to the Offer, that there were validly tendered and not validly withdrawn prior to the expiration of the Offer that number of Company Shares that, together with the Company Shares (if any) then beneficially owned by Parent or any of its wholly owned subsidiaries (including Purchaser) (but excluding Company Shares tendered pursuant to guaranteed delivery procedures that were yet “received”, as defined by Section 251(h)(6)(f) of the Delaware General Corporation Law (the “DGCL”)), represent one more Company Share than 50% of the total number of Company Shares outstanding at the time of the expiration of the Offer, was satisfied.

All conditions to the Offer having been satisfied, on March 8, 2023, Purchaser irrevocably accepted for payment all Company Shares validly tendered pursuant to the Offer and not validly withdrawn as of the expiration of the Offer, and will promptly pay for such Company Shares in accordance with the terms of the Offer. In accordance with the terms of the Offer, the Depositary will act as agent for tendering stockholders for the purpose of receiving payments for tendered Company Shares and transmitting such payments to tendering stockholders whose Company Shares have been accepted for payment. In addition, the Depositary advised that notices of guaranteed delivery have been delivered with respect to 3,866,017 additional Company Shares, representing approximately 17.6% of the outstanding Company Shares.

On March 8, 2023, Purchaser completed its acquisition of the Company pursuant to the terms of the Merger Agreement. Purchaser merged with and into the Company, in accordance with Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Company Share then outstanding (other than any Company Shares (i) owned by Parent, Purchaser or the Company or by any direct or indirect wholly owned subsidiary of Parent, Purchaser or the Company or (ii) held by a holder entitled to demand and that properly and validly demanded its statutory rights of appraisal in respect of such Company Shares in compliance in all respects with Section 262 of the DGCL), was converted into the right to receive an amount in cash equal to the Offer Price, net to the holder thereof, in cash, without interest, subject to any applicable withholding taxes.

Each option award of the Company (each, a “Company Option”) that was outstanding as of immediately prior to the Effective Time accelerated and became fully vested and exercisable effective immediately prior to, and contingent upon, the Effective Time (except in the case of the “EMI Options” granted pursuant to Rule 9.8 of the F-star Therapeutics, Inc. 2019 Equity Incentive Plan, which accelerated and became fully vested and exercisable as of three business days prior to the Initial Expiration Date (twenty business days following the commencement of the Offer)). As of the Effective Time, each Company Option having a per-share exercise price less than the Offer Price (each, an “In the Money Option”) outstanding and unexercised as of immediately prior to the Effective Time was cancelled and converted into the right to receive an amount in cash equal to the product of (i) the total number of Company Shares subject to such fully vested Company Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Offer Price over (B) the exercise price payable per Company Share under such Company Option. As of the Effective Time, each Company Option having a per-share exercise price equal to or more than the Offer Price (each, an “Out of the Money Option”) outstanding and unexercised as of immediately prior to the Effective Time was cancelled at the Effective Time without any consideration payable therefor. Any EMI Option that remained outstanding and unexercised as of immediately prior to the Effective Time was cancelled at the Effective Time and treated as either an In the Money Option or an Out of the Money Option.

The aggregate consideration paid in the Offer and the Merger was approximately $119.0 million, without giving effect to related transaction fees and expenses.

The description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2022 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on December 29, 2022, Purchaser irrevocably accepted for payment all Company Shares validly tendered pursuant to the Offer and not validly withdrawn as of the expiration of the Offer. On March 8, 2023, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the stockholders of the Company required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent. The disclosure under the Introductory Note is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 8, 2023, the Company (x) notified The Nasdaq Capital Market (“Nasdaq”) of the consummation of the Merger and (y) requested that Nasdaq (i) suspend trading of the Company Shares before the opening of trading on March 9, 2023 and (ii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the Company Shares from Nasdaq and to deregister the Company Shares under Section 12(b) of the Exchange Act. In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note and Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under the Introductory Note and Items 2.01, 5.02 and 5.03 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the Effective Time, each of (i) Eliot Forster, Ph.D., Nessan Bermingham, Ph.D., David Arkowitz, Todd Brady, M.D., Ph.D., Pamela Klein, M.D., Edward Benz Jr., M.D., and Geoffrey Race ceased serving as a member of the board of directors of the Company and each committee thereof, and (ii) Dr. Forster, Darlene Deptula-Hicks, Neil Brewis and Louis Kayitalire, M.D. ceased serving as an executive officer of the Company.

As previously disclosed, on June 22, 2022, Dr. Forster, who had served as the Company’s President and Chief Executive Officer, entered into a transition services agreement (the “Transition Services Agreement”) and settlement agreement (the “Settlement Agreement”) with F-star Therapeutics Limited, a wholly-owned subsidiary of the Company (“FTL”). Pursuant to the Transition Services Agreement and Settlement Agreement, both of which were conditional on the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Dr. Forster’s employment with FTL terminated as of the Effective Time, as of which Dr. Forster reports and will continue to report to the chief executive officer of Parent and will take all necessary steps to ensure an orderly and timely transition of responsibilities to his anticipated successor. Under the Settlement Agreement, FTL agreed to pay Dr. Forster a sum of £706,759, plus a bonus in respect of 2022 and any part of 2023 during which he is employed (calculated on the basis of 50% of his annual salary and pro-rated where necessary), subject to certain conditions as set forth in the Settlement Agreement.

Further, pursuant to the Merger Agreement and effective as of the Effective Time, (i) Benjamin Toogood, a director and the Chief Executive Officer of each of Parent and Purchaser, Tyron Hussey, Corporate Legal Counsel and Secretary of Parent and Secretary and Director of Purchaser, and Dr. Brewis, Chief Scientific Officer of the Company immediately prior to the Effective Time, became the members of the board of directors of the Company, and (ii) Mr. Toogood and Mr. Hussey became the officers of the Company. Information about Mr. Toogood and Mr. Hussey is contained in the Offer to Purchase, dated July 7, 2022, filed by Parent as Exhibit (a)(1)(a) to the Tender Offer Statement on Schedule TO filed with the SEC on July 7, 2022, which information is incorporated herein by reference.

Also as previously disclosed, on June 22, 2022, Dr. Brewis entered into an amendment to his employment agreement with the Company. Effective as of the Effective Time, Dr. Brewis’ amended employment agreement provides for (1) a base annual salary increase to £400,000 with bonus potential of up to 45% base annual salary, (2) a retention award of £600,000, (3) future annual awards of Sino Biopharmaceutical Limited stock with a value at the date of grant equal to 45% of his then applicable base salary and (4) a performance incentive of £400,000. Dr. Brewis also received a bonus of £25,000 at Closing. Under his amended employment agreement, Dr. Brewis is entitled to a sum equal to 12 months’ base salary, in the event of a certain terminations of employment within the 12 month period following a change of control (not including the transaction contemplated by the Merger Agreement) or a sum equal to 9 months’ base salary, in the event of a qualifying termination in the period from 12 to 24 months following a change of control (in each case less salary and benefits paid during the notice period or any payment in lieu of notice). In addition, in the event of such a qualifying termination within 12 months of a change of control, all options and RSUs will vest in full. Under his amended employment agreement, Dr. Brewis is subject to post-termination restrictions for a period of 12 months following termination of employment or the commencement of garden leave.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the restated certificate of incorporation of the Company and the amended and restated bylaws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated June 22, 2022, by and among invoX Pharma Limited, Fennec Acquisition Incorporated, Sino Biopharmaceutical Limited and F-star Therapeutics, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2022)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated November 20, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2022)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated December 20, 2022 (incorporated by reference to Exhibit (d)(10) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on December 19, 2022)

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated December 20, 2022 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2022)

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated December 30, 2022 (incorporated by reference to Exhibit (d)(12) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on December 30, 2022).

2.6	Amendment No. 5 to Agreement and Plan of Merger, dated January 31, 2023 (incorporated by reference to Exhibit (d)(13) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on February 1, 2023).

2.7	Amendment No. 6 to Agreement and Plan of Merger, dated February 9, 2023 (incorporated by reference to Exhibit (d)(14) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on February 9, 2023).

2.8	Amendment No. 7 to Agreement and Plan of Merger, dated February 22, 2023 (incorporated by reference to Exhibit (d)(15) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on February 23, 2023).

2.9	Amendment No. 8 to Agreement and Plan of Merger, dated March 5, 2023 (incorporated by reference to Exhibit (d)(16) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on March 6, 2023).

3.1	Amended and Restated Certificate of Incorporation of F-star Therapeutics, Inc.

3.2	Amended and Restated Bylaws of F-star Therapeutics, Inc.

10.1	Transition Services Agreement and Settlement Agreement, dated as of June 22, 2022, by and among F-star Therapeutics Limited, Parent and Eliot Forster (incorporated by reference to Parent’s Tender Offer Statement on Schedule TO filed with the SEC on July 7, 2022)

10.2	Amendment to Employment Agreement, dated as of June 22, 2022, by and among F-star Therapeutics Limited, Parent and Neil Brewis (incorporated by reference to Parent’s Tender Offer Statement on Schedule TO filed with the SEC on July 7, 2022)

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

By:	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks Chief Financial Officer

Date: March 9, 2023